Exhibit 23.02



                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders
United States Filter Corporation:

      We consent to the use of our report incorporated by reference herein and the reference to our firm under the heading "Independent Certified Public Accountants" in the Prospectus.




                                          /s/ KPMG Peat Marwick LLP
                                          --------------------------
                                          KPMG Peat Marwick LLP

Orange County, California
December 16, 1997